EXHIBIT 4

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 1350 OF
        CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE (18 U.S.C. 1350)

In connection with the report of Canadian Natural Resources Limited (the "Company") on the Form 40-F for the fiscal year ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steve W. Laut, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED this 27th day of March, 2008.



CANADIAN NATURAL RESOURCES LIMITED


By:    /S/ Steve W. Laut
       ---------------------------------------------------
       Name:  Steve W. Laut
       Title: President and Chief Operating Officer
              (Principal Executive Officer)